UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	ICAHN ENTERPRISES L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

N/A
     (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01   Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm
On August 23, 2013, the Audit Committee of the Board of Directors of CVR Energy, Inc. ("CVR"), a significant subsidiary of Icahn Enterprises L.P. ("Icahn Enterprises") and Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"), approved the dismissal of KPMG LLP ("KPMG") as the independent registered public accounting firm of CVR. Grant Thornton LLP (“Grant Thornton”), the independent registered public accounting firm of Icahn Enterprises and Icahn Enterprises Holdings, has expressed reliance in its reports on the audits and reviews of the financial statements of CVR by KPMG. On August 23, 2013, the Audit Committee of the Board of Directors of CVR approved the engagement of Grant Thornton as CVR’s independent registered public accounting firm for the fiscal year ending December 31, 2013. On August 29, 2013, Grant Thornton accepted the engagement and is therefore the independent registered public accounting firm of each of Icahn Enterprises, Icahn Enterprises Holdings and CVR.
The reports of KPMG on CVR's consolidated financial statements for the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through August 23, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audits of CVR's financial statements for the fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through August 23, 2013, there have been no “disagreements” (as such term is described in Items 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports.
During the two most recent fiscal years ended December 31, 2012 and the subsequent interim period through August 23, 2013, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
Icahn Enterprises and Icahn Enterprises Holdings have provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish Icahn Enterprises and Icahn Enterprises Holdings with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the above statements. A copy of KPMG's letter to the SEC dated August 29, 2013 is attached as Exhibit 16.1 hereto.

Section 9 - Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

16.1 -  Letter to the SEC from KPMG LLP dated as of August 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc.,
its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc.,
its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date:  August 29, 2013